UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 1, 2018

Cott Corporation

(Exact name of registrant as specified in its charter)

Canada	001-31410	98-0154711
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1200 Britannia Rd., East Mississauga, Ontario, Canada	L4W 4T5

Corporate Center III 4221 W. Boy Scout Blvd., Suite 400 Tampa, Florida, United States	33607
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:	(813) 313-1732

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

On May 3, 2018, Cott Corporation (the “Company”) issued a press release reporting financial results for the fiscal quarter ended March 31, 2018. A copy of the press release is furnished herewith under the Securities Exchange Act of 1934, as amended, as Exhibit 99.1 to this Form 8-K and is incorporated by reference into this Item 2.02 as if fully set forth herein.

Item 5.07.  Submission of Matters to a Vote of Security Holders.

The Company’s Annual and Special Meeting of Shareowners (the “Meeting”) was held on Tuesday, May 1, 2018. As at the record date of March 12, 2018, 140,149,900 common shares were outstanding and entitled to notice of and to vote at the Meeting.

Election of Directors

At the Meeting, shareowners approved the election of Jerry Fowden, David T. Gibbons, Stephen H. Halperin, Betty Jane Hess, Kenneth C. Keller, Jr., Gregory R. Monahan, Mario Pilozzi, Eric S. Rosenfeld and Graham W. Savage to serve for the ensuing year and until their respective successors are elected.

	For	Against	Withhold	Broker non-votes
Jerry Fowden	105,406,196	-	538,554	6,406,785

David T. Gibbons	103,919,346	-	2,025,404	6,406,785

Stephen H. Halperin	94,071,804	-	11,872,946	6,406,785

Betty Jane Hess	104,262,952	-	1,681,798	6,406,785

Kenneth C. Keller, Jr.	105,653,195	-	291,555	6,406,785

Gregory R. Monahan	104,709,915	-	1,234,835	6,406,785

Mario Pilozzi	105,012,455	-	932,295	6,406,785

Eric S. Rosenfeld	76,974,738	-	28,970,012	6,406,785

Graham W. Savage	105,415,867	-	528,883	6,406,785

Appointment of PricewaterhouseCoopers LLP as the Company’s Independent Registered Certified Public Accounting Firm

At the Meeting, shareowners approved the appointment of PricewaterhouseCoopers LLP to serve as the Company’s independent registered certified public accounting firm for its 2018 fiscal year.

For	Against	Withhold	Broker non-votes

111,070,075	302,592	978,868	-

Advisory Vote on Executive Compensation

At the Meeting, shareowners approved, on an advisory basis, the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including Compensation Discussion and Analysis, compensation tables and narrative discussion.

For	Against	Withhold	Broker non-votes

103,258,725	1,957,618	728,404	6,406,788

Cott Corporation 2018 Equity Incentive Plan

At the Meeting, shareowners approved the Cott Corporation 2018 Equity Incentive Plan.

For	Against	Withhold	Broker non-votes

97,705,192	7,537,278	702,279	6,406,786

Cott Corporation Shareholder Rights Plan

At the Meeting, shareowners approved the Cott Corporation Shareholder Rights Plan.

For	Against	Withhold	Broker non-votes

96,122,265	9,095,571	726,913	6,406,786

Amendment to Articles of Incorporation (Change of Registered Office Address)

At the Meeting, shareowners approved the amendment to the Company’s Articles of Incorporation to change the Company’s registered office address from Quebec to Ontario.

For	Against	Withhold	Broker non-votes

105,860,204	31,648	52,898	6,406,785

Amendments to Articles of Incorporation and By-Laws (Place of Meetings)

At the Meeting, shareowners approved the amendments to the Company’s Articles of Incorporation and By-Laws to allow for meetings of shareowners to take place in such locations as the directors of the Company may determine, either inside or outside of Canada.

For	Against	Withhold	Broker non-votes

105,336,704	48,264	559,781	6,406,786

Item 8.01. Other Events

On May 2, 2018, the Company announced that the Board of Directors declared a dividend of US$0.06 per common share, payable in cash on June 13, 2018 to shareowners of record at the close of business on June 1, 2018.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release of Cott Corporation, dated May 3, 2018 (furnished herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cott Corporation
(Registrant)

May 3, 2018
	By:	/s/ Marni Morgan Poe
Marni Morgan Poe
Vice President, General Counsel and Secretary